SUPPLEMENT TO THE PROSPECTUS The date of this supplement is December 11, 2020.

MFS® Aggressive Growth Allocation Fund

Effective immediately, the following is added after the sixth paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Summary of Key Information":

The Board of Trustees of the fund has approved modifications to the underlying fund selections and underlying fund target allocations of the fund. The transition to the revised underlying fund selections and underlying fund allocations will commence on or about May 1, 2021, and will be completed by July 31, 2021, although these dates could change based on market conditions and other factors.

As of July 31, 2021, the fund's target allocation among underlying funds is expected to be:

Bond Funds:	0.0%
International Stock Funds:	30.0%
MFS Emerging Markets Equity Fund	3.0%
MFS International Growth Fund	5.0%
MFS International Intrinsic Value Fund	5.0%
MFS International Large Cap Value Fund	5.0%
MFS International New Discovery Fund	4.0%
MFS Research International Fund	8.0%
U.S. Stock Funds:	60.0%
MFS Growth Fund	12.0%
MFS Mid Cap Growth Fund	10.0%
MFS Mid Cap Value Fund	10.0%
MFS New Discovery Fund	2.5%
MFS New Discovery Value Fund	2.5%
MFS Research Fund	11.0%
MFS Value Fund	12.0%
Specialty Funds:	10.0%
MFS Commodity Strategy Fund	5.0%
MFS Global Real Estate Fund	5.0%

All percentages are rounded to the nearest tenth of a percent. As a result, the sum of the target underlying fund allocations in each asset class may not equal the target asset class allocations for such asset class, and the target asset class and underlying fund allocations presented in the table may not total 100%.

Effective immediately, the following is added after the seventh paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks":

The Board of Trustees of the fund has approved modifications to the underlying fund selections and underlying fund target allocations of the fund. The transition to the revised underlying fund selections and underlying fund allocations will commence on or about May 1, 2021, and will be completed by July 31, 2021, although these dates could change based on market conditions and other factors.

As of July 31, 2021, the fund's target allocation among underlying funds is expected to be:

Bond Funds:	0.0%
International Stock Funds:	30.0%
MFS Emerging Markets Equity Fund	3.0%
MFS International Growth Fund	5.0%
MFS International Intrinsic Value Fund	5.0%
MFS International Large Cap Value Fund	5.0%
MFS International New Discovery Fund	4.0%
MFS Research International Fund	8.0%
U.S. Stock Funds:	60.0%
MFS Growth Fund	12.0%
MFS Mid Cap Growth Fund	10.0%
MFS Mid Cap Value Fund	10.0%
MFS New Discovery Fund	2.5%
MFS New Discovery Value Fund	2.5%
MFS Research Fund	11.0%
MFS Value Fund	12.0%
Specialty Funds:	10.0%
MFS Commodity Strategy Fund	5.0%
MFS Global Real Estate Fund	5.0%

All percentages are rounded to the nearest tenth of a percent. As a result, the sum of the target underlying fund allocations in each asset class may not equal the target asset class allocations for such asset class, and the target asset class and underlying fund allocations presented in the table may not total 100%.

1043962	1	AGG-SUP-I-121120

MFS Aggressive Growth Allocation Fund

Effective May 1, 2021, the following is added under the main heading entitled "Appendix B – Description of Underlying Funds":

MFS International Large Cap Value Fund

Investment Objective

The fund's investment objective is to seek capital appreciation.

Principal Investment Strategies

MFS normally invests at least 80% of the fund’s net assets in issuers with large market capitalizations. MFS generally defines large market capitalization issuers as issuers with market capitalizations of at least $5 billion at the time of purchase. Issuers whose market capitalizations fall below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% policy.

MFS normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities.

MFS focuses on investing the fund's assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.

1043962	2	AGG-SUP-I-121120